Leases	12 Months Ended
Jun. 30, 2021
Leases [Abstract]
Leases

Note 12 – Leases

The Company determines if a contract contains a lease at inception. US GAAP requires that the Company’s leases be evaluated and classified as operating or finance leases for financial reporting purposes. The classification evaluation begins at the commencement date and the lease term used in the evaluation includes the non-cancellable period for which the Company has the right to use the underlying asset, together with renewal option periods when the exercise of the renewal option is reasonably certain and failure to exercise such option which result in an economic penalty.

The Company has a lease agreement for office space in New York from June 1, 2020 through May 31, 2021, with annual payments of $46,896 and converted to month to month lease in June 2021 and terminated on June 30, 2021. The Company has a new lease agreement for office space in New York from July 1, 2021 through June 30, 2022, with a rental fee of $3,300 per month. The Company did not recognize the operating lease ROU assets and lease liabilities on the balance sheet as this lease has an initial term of 12 months or less. On August 10, 2020, the Company entered into a lease agreement for office space in Shenzhen, China from August 20, 2020 through August 19, 2022, and the Company canceled the lease in November 2020. The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants. The leases generally do not contain options to extend at the time of expiration.

The one-year maturity of the Company’s lease obligations is presented below:

Twelve Months Ending June 30,	Operating Lease Amount
2022	$39,600
Total lease payments	$39,600

Operating lease expenses are included in general and administrative expenses. Total operating lease expenses were approximately $71,000, $30,000 and $28,000 for the years ended June 30, 2021, 2020 and 2019, respectively.